Exhibit 10.15

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS NOT MATERIAL AND (I) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED OR (II) IS INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH INFORMATION HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

IP ASSIGNMENT AND LICENSE AGREEMENT

This IP Assignment and License Agreement (the “Agreement”), dated and effective as of May 12, 2016 (the “Effective Date”), is entered into by and between Route 92 Medical, Inc., a Delaware corporation with offices at 106 Allen Road, Suite 207, Basking Ridge, New Jersey 07920 (“Route 92”) and NeuroCo, Inc., a Delaware corporation with offices at 735 N. Pastoria Ave., Sunnyvale, California 94085 (“NeuroCo”).  Route 92 and NeuroCo are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Silk Road Medical, Inc. (“SRM”) and NeuroCo entered into that certain Assignment and License Agreement dated as of December 31, 2014 (the “SRM-NeuroCo Agreement”) wherein (a) SRM assigned certain intellectual property to NeuroCo and exclusively licensed other intellectual property to NeuroCo for use in the Neuro Field (as defined below) and (b) NeuroCo exclusively licensed back to SRM certain intellectual property, including the Patents, for use in all fields outside of the Neuro Field, and has granted SRM certain rights to enforce the Patents in all fields outside of the Neuro Field (the “NeuroCo-SRM License”);

WHEREAS, SRM and NeuroCo have entered into an amendment to the SRM-NeuroCo Agreement, effective immediately prior to the Effective Date, under which the NeuroCo-SRM License has been narrowed to exclude from the license back to SRM all rights under the Patents and Know-How (as defined below) to make, have made, use, sell, import and otherwise exploit [***] and Compatible Devices for all uses in the Expanded Neuro Field, and all rights to enforce the Patents with respect to [***] and Compatible Devices for uses in the Expanded Neuro Field (the “SRM-NeuroCo Amendment”);

WHEREAS, NeuroCo and Route 92 have entered into (a) that certain Intellectual Property License Agreement dated as of October 26, 2015 and as amended as of October 26, 2015 (the “IP License Agreement”), (b) that certain Amended and Restated Patent Assignment Agreement dated as of October 26, 2015 and (c) that certain Intellectual Property License (the “IP License”) dated as of October 26, 2015 (collectively, the “NeuroCo-Route 92 Agreements”);

WHEREAS, NeuroCo and Route 92 desire to correct the rights granted under the NeuroCo-Route 92 Agreements by terminating the NeuroCo-Route 92 Agreements in their entirety and replacing them with this Agreement; and

WHEREAS, Vertical Fund I, L.P. and Vertical Fund II, L.P. are the majority and controlling stockholders of Route 92 as of the Effective Date.

NOW THEREFORE, for the consideration stated above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Definitions.  For purposes of this Agreement,

“Compatible Device” means, with respect to any device claimed in the Patents, that such device has an FDA-approved (or approved by a foreign equivalent) indication for use or instructions for use in its label describing its use in conjunction with a [***].  For clarity, only devices that are specifically labeled and marketed for use with a [***], and not any other device, are Compatible Devices.

“Control” shall mean, with respect to any particular know-how or patent or other intellectual property right, possession by the Party granting the applicable right or license to the other Party as provided herein of the power and authority, whether arising by ownership, license, or other authorization, to grant and authorize under such know-how or intellectual property right, the right or license of the scope granted to such other Party in this Agreement (i) without giving rise to any violation of the terms of any agreement with any third party and (ii) without imposing any additional license fees or royalties on the Party granting the applicable right or license to the other Party. “Controlled” and “Controlling” shall have their correlative meanings.

“Expanded Neuro Field” means applications and uses with respect to any anatomical structure caudal to and including the first cervical vertebra (“C1“) of the spine other than (a) access to such structure by Transcervical Delivery and (b) use of any transfemoral embolic protection device in such structure in connection with (i) CAS (stenting of atherosclerotic lesions of the carotid artery), (ii) TAVR (percutaneous intervention for aortic valve disease) or (iii) any other intervention in which the embolic protection device is intended to protect from an embolus which arises from the intervention itself, rather than treat a preexisting stroke.  For clarity, an ‘embolic protection device’ is a device intended to prevent emboli which may be created or dislodged during an interventional procedure from reaching the brain and does not include devices intended to treat preexisting strokes.

“Improvement” means any invention, discovery,  method, process, formula, design, technique and information Controlled by Route 92 on or after the Effective Date, comprising an improvement to the [***] and Compatible Devices claimed in the Patents or Sister Patents.

“Improvement Patent” means any patent or patent application Controlled by Route 92 on or after the Effective Date, claiming any Improvement.

“Know-How” means know-how Controlled by NeuroCo as of the Effective Date and necessary or useful to make, have made, use, sell, offer for sale or import [***] or Compatible Devices.

“Non-TC Field” means the development, manufacture, lease, sale, use or other exploitation of products, services or technologies for use in the Neuro Field, for delivery via any method except Transcervical Delivery.

“Neuro Field” means applications and uses with respect to any anatomical structure cranial to the first cervical vertebra (C1) of the spine. For clarity, access to such structures from points caudal to C1 shall be included in the Neuro Field, including but not limited to access via radial, brachial, and femoral arteries.

“Patents” means (a) the [***] patent families, as set forth in Exhibit A and (b) all patent claims claiming priority thereto, except the Sister Patents.

“Sister Patents” means the [***] patent families, as set forth in Exhibit A, and all patent claims claiming priority thereto.

“TC Field” means the development, manufacture, lease, sale, use or other exploitation of products, services or technologies for (a) use in the Neuro Field, for delivery via Transcervical Delivery and (b) all uses outside of the Neuro Field.

[***]

“Transcervical Delivery” means to access via the carotid artery where the carotid artery is accessed by direct puncture through the wall of the carotid artery via a surgical or percutaneous approach.

1. Termination of Agreements.

1.1 Termination of the NeuroCo-Route 92 Agreements.  As of the Effective Date, each of the NeuroCo-Route 92 Agreements is hereby terminated in its entirety, such that each of the NeuroCo-Route 92 Agreements will be of no further force or effect, none of the provisions of the NeuroCo-Route 92 Agreements (including those set forth in Section 8(b) of the IP License Agreement and Section 8(b) of the IP License) will survive such termination and all rights and obligations of the parties thereunder (whether related to periods before or after the Effective Date) shall cease.

1.1 Release.  Each Party, on behalf of itself, and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, hereby fully and forever releases the other Party and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to the NeuroCo-Route 92 Agreements, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date.

1.2 California Civil Code Section 1542.  The Parties acknowledge that they have been advised to consult with legal counsel and are familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Each Party, being aware of said code section, agrees to expressly waive any rights such Party may have thereunder, as well as under any other statute or common law principles of similar effect.

2. Assignments.

2.1 NeuroCo Assignment to Route 92.  Subject to the license grants to NeuroCo in Section 4.1, and the rights reserved to NeuroCo in Section 6, NeuroCo hereby grants, sells, transfers, delivers and assigns to Route 92 its entire right, title and interest in and to the Patents. NeuroCo and Route 92 shall execute and submit to the USPTO for purposes of recording such assignment, concurrently herewith, a short-form confirmatory assignment from NeuroCo to Route 92 of all of NeuroCo’s right, title and interest in and to the Patents in substantially the same form as Exhibit C attached hereto.  Promptly following the Effective Date, NeuroCo and Route 92 shall execute and submit to the applicable foreign patent office, as appropriate for purposes of recording such assignment, a short-form confirmatory assignment from NeuroCo to Route 92 of all of NeuroCo’s right, title and interest in and to the Patents in substantially the same form as Exhibit C attached hereto.

2.2 Confirmatory Assignments. NeuroCo has submitted, or will submit concurrently with the execution of this Agreement, to the USPTO for purposes of recording such assignment, a short-form confirmatory assignment from SRM to NeuroCo of all of SRM’s right, title and interest in and to the Patents and the [***] patent family of Sister Patents in substantially the same form as Exhibit D attached hereto. Promptly following the Effective Date, NeuroCo will submit to the applicable foreign patent office, as appropriate for purposes of recording such assignment, a short-form confirmatory assignment from SRM to NeuroCo of all of SRM’s right, title and interest in and to the Patents and the [***] patent family of Sister Patents in substantially the same form as Exhibit D attached hereto. The execution and recordation of such confirmatory assignments shall be a condition precedent to the effectiveness of all other provisions in this Agreement.

2.3 SRM-NeuroCo Amendment. The execution of the SRM-NeuroCo Amendment shall be a condition precedent to the effectiveness of this Agreement.
3. License Grants.
3.1 Exclusive License to NeuroCo.

(a) Route 92 hereby grants to NeuroCo a worldwide, royalty-free, perpetual, irrevocable, exclusive (including with respect to Route 92), sublicenseable license under all Patents, Improvements and Improvement Patents to make, have made, use, sell, import and otherwise exploit products and services in the TC Field, other than [***] and Compatible Devices in the Expanded Neuro Field.  Notwithstanding the foregoing, Route 92 shall have no obligation to deliver or make available any Improvements to NeuroCo, but shall promptly notify NeuroCo of all issued Improvement Patents.

(b) Route 92 hereby grants to NeuroCo a worldwide, royalty-free, perpetual, irrevocable, exclusive (including with respect to Route 92), sublicenseable license under all Patents to make, have made, use, sell, import and otherwise exploit products and services in the Neuro Field other than [***] and Compatible Devices.

3.2 License of Sister Patents to Route 92.  NeuroCo hereby grants to Route 92 a non-exclusive, worldwide, royalty free, perpetual, irrevocable, non-sublicenseable license under NeuroCo’s rights in the Sister Patents and all associated Know-How to make, have made, use, sell, import and otherwise exploit [***] and Compatible Devices in the Non-TC Field.  Notwithstanding any provision herein to the contrary, NeuroCo shall have no obligation to transfer any Know-How to Route 92.

3.3 Access to Vendors.  NeuroCo acknowledges and agrees that Route 92 shall have the right to make use of any vendors or suppliers previously used by NeuroCo to design, manufacture, assemble, test or repair any [***] or Compatible Devices, including such use of any Know-How in the possession of such vendors or suppliers and relating to such vendors’ or suppliers’ design, manufacture, assembly, testing or repair of any [***] or Compatible Devices for NeuroCo. Any Know-How disclosed to Route 92 by any such vendor or supplier shall be deemed Confidential Information of NeuroCo.

3.4 Reservation of Rights.  Except for the rights expressly granted in Section 4 and Section 6 of this Agreement, no license or right is granted to either Party by implication, estoppel, reliance, or otherwise.

4. Consideration.  In consideration of the rights and licenses granted by NeuroCo herein, Route 92 has paid to NeuroCo, prior to the Effective Date, [***]. In further consideration of the rights and licenses granted by NeuroCo herein, concurrent with the date hereof, Vertical Fund I, L.P. and Vertical Fund II, L.P. are issuing to NeuroCo a warrant to purchase [***] shares of Route 92’s common stock at an exercise price of [***] per share.

5. Prosecution and Enforcement of Rights.

5.1 Route 92 Right to Control Prosecution.  Route 92 shall have the first right, but not the obligation, to control the prosecution of the Patents before the United States Patent & Trademark Office and other foreign patent offices.

1.3 Notwithstanding the foregoing, NeuroCo shall have the following rights with respect to the prosecution and maintenance of the Patents:

(a) NeuroCo shall have the right to review and comment on the filing, prosecution and maintenance of the Patents. Route 92 shall instruct patent counsel to provide NeuroCo with draft copies of all filings and relevant documentation relating to the filing, prosecution or maintenance of the Patents at least thirty (30) days prior to the required submission date, consider in good faith NeuroCo’s reasonable comments and recommendations with respect thereto, and incorporate in good faith any such comments and recommendations provided by NeuroCo with respect thereto prior to submitting any such filing or documentation to the United States Patent & Trademark Office or other foreign patent office.

(b) If Route 92 elects to abandon any patent or patent application within the Patents it shall notify NeuroCo at least sixty (60) days in advance of any required action related to the filing, prosecution or maintenance of such patent or patent application, in which case NeuroCo shall have the right to file, prosecute and maintain any such patent or application at its own expense.  From and after the effective date of such notice, such patent application or patent shall cease to be within the Patents for all purposes of this Agreement, and all rights and obligations of Route 92 with respect thereto shall terminate and revert to NeuroCo.

(c) NeuroCo shall have the first right to prepare, file, prosecute and maintain continuations of the Patents that are specific to the TC Field, other than with respect to [***] and Compatible Devices in the Expanded Neuro Field (collectively, the “NeuroCo Field”).

1.4 Enforcement. In the event that either Party reasonably believes that any Patent is being infringed by a third party or is subject to a declaratory judgment action arising from such infringement, in each case with respect to the manufacture, use, sale, offer for sale or importation of any product, such Party shall promptly notify the other Party in writing describing the facts relating thereto in reasonable detail.

(a) As between the Parties, NeuroCo shall have the first right, but not the obligation to institute, prosecute and control any action, suit or proceeding to enforce the Patents against third party infringement or to defend any declaratory judgment action with respect thereto (each, an “Action”) in the NeuroCo Field at its expense, using legal counsel of its choice, and Route 92 shall reasonably cooperate with NeuroCo in connection with any such Action, at NeuroCo’s expense; provided, NeuroCo may not enter into any settlement which admits that any of the Patents is invalid or unenforceable without Route 92’s prior written consent.

(b) Route 92 shall have the first right, but not the obligation to institute, prosecute and control any Action outside the NeuroCo Field at its expense, using legal counsel of its choice, and NeuroCo shall reasonably cooperate with Route 92 in connection with any such Action, at Route 92’s expense; provided, Route 92 may not enter into any settlement which admits that any of the Patents is invalid or unenforceable without NeuroCo’s prior written consent.

(c) NeuroCo shall have the right, but not the obligation, to initiate an Action outside the NeuroCo Field if Route 92 fails to initiate or defend an Action outside the NeuroCo Field within one hundred eighty (180) days of a request by NeuroCo to do so, at its expense, using legal counsel of its choice; provided, NeuroCo may not enter into any settlement which admits that any of the Patents is invalid or unenforceable without Route 92’s prior written consent.

(d) In the event any Patent is infringed by a third party both in and outside the NeuroCo Field, the Parties shall discuss the appropriate steps to be taken with regard to such infringement, including the appropriate Action to be taken, the control of such Action, and the allocation of damages or other monetary awards received therefrom.

(d) Recovery. Any amounts recovered from a third party in any Action shall belong to the controlling Party.

(e) Cooperation.  In any suit, action or other proceeding in connection with the enforcement and/or defense of the Patents, the non-controlling Party shall, at the expense of the controlling Party, reasonably cooperate, including without limitation by joining as a party plaintiff and executing such documents as the controlling Party may reasonably request.  Furthermore, at the controlling Party’s request and expense, the non-controlling Party shall make available at reasonable times and under appropriate conditions all relevant records, papers, information, samples and other similar materials in its possession.

5.2 NeuroCo Prosecution Files.  NeuroCo shall provide Route 92 with copies of (i) all prosecution and maintenance communications with the United States Patent & Trademark Office regarding the Patents, and (ii) all enforcement communications with third parties regarding the Patents, in each case, within thirty (30) days of each communication.

5.3 NeuroCo Further Assurances.  NeuroCo shall, upon the request of Route 92, reasonably cooperate with and assist Route 92, to file and perfect all filings or other registrations with respect to the Patents to the extent permitted or made necessary by statute, regulation or government agency, including, without limitation, executing and delivering all documents in connection therewith (“Registrations”); provided that Route 92 shall reimburse NeuroCo for reasonable out-of-pocket costs and expenses incurred by NeuroCo in connection with such cooperation.  All such Registrations shall be applied for in the names of the actual inventors or authors and shall be assigned to Route 92, and NeuroCo shall execute and deliver such forms of assignment, powers of attorney and other documents which are necessary to give effect to the provisions hereof.

2. Representations and Warranties.

2.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Parties that:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has the full right, power, and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate action of the Party; and
(d) when executed and delivered by such Party, this Agreement shall constitute the legal, valid, and binding obligation of that Party, enforceable against that Party in accordance with its terms.

2.2 NeuroCo Representations and Warranties. NeuroCo hereby represents and warrants to Route 92 that as of the Effective Date:

(a) together with the rights granted to Route 92 by SRM in the IP License Agreement, dated as of May 12, 2016 by and between Route 92 and SRM, the rights in the Patents assigned to Route 92 herein and the license grants set forth in Section 4 herein collectively convey to Route 92 all rights under the Patents and Sister Patents necessary to make, use, sell, import and otherwise exploit [***] and Compatible Devices in the Non-TC Field and the Expanded Neuro Field;

(a) all required filings and fees related to the Patents have been timely filed with and paid to the United States Patent & Trademark Office and other relevant governmental authorities and authorized registrars, and all Patents are otherwise in good standing. NeuroCo will instruct its patent counsel to provide Route 92 with true and complete copies of all file histories of each of the Patents within seven (7) days of the Effective Date;

(b) NeuroCo is the sole and exclusive owner of all right, title and interest in, to and under the Patents free and clear of liens, security interests and other encumbrances, other than under the NeuroCo-SRM License (as amended by the SRM-NeuroCo Amendment);

(c) to the best of NeuroCo’s knowledge, there is no settled, pending or threatened (i) litigation, (ii) reissue application, re-examination, post-grant, inter partes or covered business method patent review, interference, derivation, opposition, claim of invalidity, or other claim or proceeding (including in the form of any offer to obtain a license) or (iii) investigation by any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator, involving the Patent;

(d) it has not brought or threatened any claim against any third party alleging infringement of any Patent, nor to its knowledge is any third party infringing or preparing or threatening to infringe any patent, or practicing any claim of any patent application, included as a Patent;

(e) NeuroCo is not obligated to grant to any other person or entity any license, option or other rights in or to the Patents, other than under the NeuroCo-SRM License (as amended by the SRM-NeuroCo Amendment); and

(f) NeuroCo possesses, and has the full right, power and authority to assign and transfer to Route 92 all of NeuroCo's right, title and interest in and to the Patents, subject to the NeuroCo-SRM License (as amended by the SRM-NeuroCo Amendment).

2.3 Disclaimer.  EXCEPT AS PROVIDED IN THIS ARTICLE 7, NEITHER PARTY MAKES ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES AND CONDITIONS OF THE VALIDITY OF THE PATENTS OR SISTER PATENTS OR NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

3. Confidentiality

3.1 Confidential Information.  Each Party shall maintain in confidence, and shall not use for any purpose or disclose to any third Party, information that is disclosed directly or indirectly by the other Party in writing and marked “Confidential” or that is disclosed orally and confirmed in writing as confidential within forty-five (45) days following such disclosure, or that is otherwise reasonably expected to be treated in a confidential manner based on the circumstances of its disclosure and the nature of the information (collectively, “Confidential Information”).  Confidential Information shall not include any information that is: (i) already known to the receiving Party at the time of disclosure hereunder, or (ii) now or hereafter becomes publicly known other than through acts or omissions of the receiving Party, or (iii) is disclosed to the receiving Party by a third party under no obligation of confidentiality to the disclosing Party or (iv) independently developed by the receiving Party without use of or reference to the Confidential Information of the disclosing Party.

3.2 Permitted Usage.  Each Party may use Confidential Information of the other Party in connection with the performance of its obligations or exercise of rights under this Agreement and may disclose Confidential Information of the other Party as follows: (i) under appropriate confidentiality provisions substantially equivalent to those in this Agreement, in connection with the performance of its obligations or exercise of rights under this Agreement; (ii) to the extent such disclosure is reasonably necessary in filing, prosecuting or maintaining patents (including applications therefor) in accordance with this Agreement, prosecuting or defending litigation, filing for, obtaining and maintaining regulatory approvals, or otherwise required by applicable law, provided, however, that if a Party is required by law to make any such disclosure of the other Party’s Confidential Information it will, to the extent legally permissible and practicable, give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; (iii) in communication with existing and potential investors, partners, acquirers, collaborators, licensees, advisors (including consultants, financial advisors, attorneys and accountants) and others on a need to know basis, in each case under written agreements or, in the case of professional advisers, ethical duties, substantially equivalent to those of this Agreement; or (iv) to the extent mutually agreed to by the Parties.

4. Indemnification.

4.1 Indemnification by NeuroCo.  Subject to Section 9.3, NeuroCo hereby agrees to defend, hold harmless and indemnify Route 92 and its affiliates, and its and their respective agents, directors, officers and employees (each, a “Route 92 Indemnitee”) from and against any liability or expense (including reasonable legal expenses and attorneys’ fees) (collectively, “Losses”) resulting from suits, claims, actions and demands, in each case brought by a third party against any Route 92 Indemnitee arising out: (i) the exercise or the practice by NeuroCo or its sublicensees of the rights or licenses granted to NeuroCo hereunder or (ii) any breach of this Agreement by NeuroCo, except in each case to the extent such Losses are Losses for which Route 92 shall indemnify NeuroCo under Section 9.2 below.

4.2 Indemnification by Route 92.  Subject to Section 9.3, Route 92 hereby agrees to defend, hold harmless and indemnify NeuroCo and its affiliates, and its and their respective and their agents, directors, officers and employees (each, a “NeuroCo Indemnitee”) from and against any and all Losses resulting from suits, claims, actions and demands, in each case brought by a third party against any NeuroCo Indemnitee arising out of: (i) the exercise or the practice by Route 92 or its sublicensees of the rights or licenses granted to Route 92 hereunder or (ii) any breach of this Agreement by Route 92, except in each case to the extent such Losses are Losses for which NeuroCo shall indemnify Route 92 under Section 9.1 above.

5.4 Procedure.  To be eligible to be indemnified hereunder, the indemnified Party shall provide the indemnifying Party with prompt notice of the third-party claim giving rise to the indemnification obligation pursuant to this Article 9 and the right to control the defense (with the reasonable cooperation of the indemnified Party) and settlement of any such claim; provided, however, that the indemnifying Party shall not enter into any settlement that admits fault, wrongdoing or damages without the indemnified Party’s written consent, such consent not to be unreasonably withheld or delayed. The indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the indemnifying Party; provided that the indemnifying Party shall have no obligations with respect to any Losses resulting from the indemnified Party’s admission, settlement or other communication without the prior written consent of the indemnifying Party.

6. General.

4.3 Limitation of Liability.  EXCEPT FOR EITHER PARTY’S BREACH OF ANY CONFIDENTIALITY OBLIGATION UNDER ARTICLE 8, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, STATUTORY OR PUNITIVE DAMAGES (INCLUDING LOST OF ANTICIPATED REVENUES OR PROFITS), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME. EXCEPT WITH RESPECT TO A BREACH OF SECTIONS 7.2(a), 7.2(c) AND 7.2(g), AND ANY CLAIMS UNDER 9.1(i) AND 9.2(i) ARISING FROM DEATH, PERSONAL INJURY OR PROPERTY DAMAGE BY EITHER PARTY, AND EXCEPT AS SET FORTH IN THE IMMEDIATELY FOLLOWING PARAGRAPH,  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DAMAGES OR MONETARY REMEDIES OF ANY KIND IN THE AGGREGATE UNDER THIS AGREEMENT THAT EXCEED [***].

FOR CLARITY,  NOTHING SET FORTH IN THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE PRECEDING PARAGRAPH, SHALL BE DEEMED TO BE A LIMIT ON EITHER PARTY’S RIGHTS OR REMEDIES WITH RESPECT TO THE ENFORCEMENT OF SUCH PARTY’S INTELLECTUAL PROPERTY RIGHTS AGAINST THE OTHER PARTY FOR ANY UNLICENSED USE, INCLUDING ANY USE OUTSIDE THE SCOPE OF THE LICENSES GRANTED OR RIGHTS RETAINED HEREIN.

4.4 Further Assurances.  Each Party shall execute and deliver all further instruments and documents, and will take all further action that may be necessary or desirable as reasonably requested by a Party hereto to effectuate the Parties’ intent hereunder.

4.5 Equitable Remedies.  It is understood and agreed that breach of this Agreement may cause irreparable damage for which recovery of money damages may be inadequate, and that any Party may seek timely injunctive relief, without obligation to post a bond, to protect such Party’s right in addition to any and all remedies available at law.

4.6 Severability and Heading.  If any provision, or any portions thereof, of this Agreement is held by a court of competent jurisdiction to be invalid under any applicable statute or rule of law, the Parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement and further agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.  Headings used in this Agreement are for reference purposes only and in no way define, limit, construe or describe the scope of extent of such section, or any way affect this Agreement.

4.7 Notices.  All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be deemed effective when mailed by registered or certified mail, postage prepaid, or transmitted by confirmed facsimile to the appropriate address as first set forth above. Either Party may change its notice address by written notice to the other.

4.8 Non-Waiver.  No term or provisions hereof shall be deemed waived, and no breach excused unless such waiver or consent shall be in writing and signed by the Party claimed to have waived or consented.  Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

4.9 Assignment.  This Agreement shall inure to the benefit of and be binding upon each Party’s successors and assigns. This Agreement may not be assigned by either Party without the prior consent in writing of the other Party, except either Party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains, whether by merger, reorganization, consolidation, change of control, acquisition, sale, or otherwise.  Any assignment or transfer of this Agreement in violation of the foregoing shall be null and void.

4.10 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California, excluding its conflicts of law principles.

4.11 Entire Agreement:  This Agreement constitutes the final, complete and entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous proposals, negotiations, agreements, arrangements, or warranties, whether verbal or written, made between the Parties with respect to such subject matter.  This Agreement may only be amended or modified by mutual agreement of authorized representatives of the Parties in writing.

4.12 Counterparts.  This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. Counterparts or duplicate originals of this Agreement may also be exchanged via electronic PDF copy, and an electronic PDF copy of any Party’s signature will be deemed to be an original signature for all purposes.

4.13 Non-Use of Names; Confidentiality of Agreement.  No Party shall disclose to any third party the terms and conditions of this Agreement without the prior approval of the other Party.   Notwithstanding the foregoing, each Party may disclose the terms and conditions of this Agreement (i) to exercise its rights and perform its obligations under this Agreement, (ii) to the extent required by law, provided, however, that if a Party is required by law to make any such disclosure of the terms and conditions of this Agreement it will, to the extent legally permissible and practicable, give reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such terms and conditions required to be disclosed or (iii) to (a) such Party’s employees and consultants who are required to have access to such information in connection with the exercise of such Party’s rights or performance of its obligations under this Agreement and (b) existing and prospective investors,  acquirers, partners, collaborators, licensees and others that are contemplating a potential investment in,  acquisition of or other relationship with such Party and professional advisers (e.g., lawyers and accountants); provided, however, that any and all such employees, consultants, investors, acquirers, partners, collaborators, licensees and advisers are bound by written agreements or, in the case of professional advisers, ethical duties, to treat, hold and maintain the confidentiality of the terms and conditions of this Agreement in accordance with the terms and conditions of this Section 10.11.

6.1 Relationship of Parties.  Nothing in this Agreement or in the course of business between the Parties shall make or constitute either Party as a partner, employee or agent of the other and the relationship between the Parties is not a partnership, joint venture or agency.  Neither Party shall have any right or authority to commit or legally bind the other in any way whatsoever including, without limitation, the making of any agreement, representation or warranty.

6.2 No Implied Licenses.  Except for the rights and licenses expressly granted in this Agreement, nothing in this Agreement is intended or shall be deemed to grant to either Party any rights under any patent, copyright, know-how or other intellectual property of the other Party by implication, estoppel or otherwise.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed in duplicate by duly authorized officers or representatives as of the date first above written.

Route 92 Medical, Inc.

By: /s/ Tony Chou
Print Name: Tony Chou
Title: President
Date: May 12, 2016

NeuroCo, Inc.

By: /s/ Erica Rogers
Print Name: Erica Rogers
Title: President and CEO
Date: May 11, 2016

Exhibit A

Patent Families

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Exhibit B

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EXHIBIT C

Confirmatory Assignment from NeuroCo to Route 92

CONFIRMATORY PATENT ASSIGNMENT

This Confirmatory Patent Assignment is entered into by and between: Route 92 Medical, Inc., a Delaware corporation with offices at 106 Allen Road, Suite 207, Basking Ridge, New Jersey 07920 (“Route 92”) and NeuroCo, Inc., a Delaware corporation with offices at 735 N. Pastoria Ave., Sunnyvale, California 94085 (“NeuroCo”).

WHEREAS Route 92 and NeuroCo have previously entered into an IP Assignment and License Agreement (the “Agreement”), dated and effective as of May 12, 2016, pursuant to which NeuroCo sold, assigned and transferred its entire right, title, and interest in and to the patent applications set forth in Attachment 1 hereto (collectively, the “Patents”) to Route 92.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Route 92 and NeuroCo hereby confirm that NeuroCo has sold, assigned and transferred to Route 92 its entire right, title and interest in and to the Patents and all United States, international and foreign utility and design patents and applications therefor, or issuing or taking priority therefrom, and all divisions, renewals, extensions, continuations and continuations in-part thereof.

IN WITNESS WHEREOF, this instrument has been duly executed by Route 92 and by NeuroCo as of the day and year written below.

Route 92 Medical, Inc.	NeuroCo, Inc.

By: /s/Tony Chou	By: /s/Erica Rogers
Name: Tony Chou	Name: Erica Rogers
Title: President	Title: President and CEO
Date: May 12, 2016	Date: May 11, 2016

Attachment 1 to Exhibit C

Patents

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EXHIBIT D

Confirmatory Assignment from SRM to NeuroCo

CONFIRMATORY PATENT ASSIGNMENT

This Confirmatory Patent Assignment is entered into by and between: [Silk Road Medical, Inc., a Delaware corporation] with offices at [735 N. Pastoria Ave., Sunnyvale, California 94085] (“SRM”) and NeuroCo, Inc., a Delaware corporation with offices at 735 N. Pastoria Ave., Sunnyvale, California 94085 (“NeuroCo”).

WHEREAS SRM and NeuroCo have previously entered into an Assignment and License Agreement (the “Agreement”), dated and effective as of December 31, 2014, pursuant to which SRM sold, assigned and transferred its entire right, title, and interest in and to the patent applications set forth in Attachment 1 hereto (collectively, the “Patents”) to NeuroCo.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, SRM and NeuroCo hereby confirm that SRM has sold, assigned and transferred to NeuroCo its entire right, title and interest in and to the Patents and all United States, international and foreign utility and design patents and applications therefor, or issuing or taking priority therefrom, and all divisions, renewals, extensions, continuations and continuations in-part thereof.

IN WITNESS WHEREOF, this instrument has been duly executed by SRM and by NeuroCo as of the day and year written below.

Silk Road Medical, Inc.	NeuroCo, Inc.

By: /s/Erica Rogers	By: /s/Erica Rogers
Name: Erica Rogers	Name: Erica Rogers
Title: President and CEO	Title: President and CEO
Date: May 11, 2016	Date: May 11, 2016

Attachment 1 to Exhibit D

Patents

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